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[logo] M F S(R)
INVESTMENT MANAGEMENT

                        MASSACHUSETTS
                        INVESTORS GROWTH
                        STOCK FUND
                        ANNUAL REPORT o NOVEMBER 30,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meetings ........................................... 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 41

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended November 30, 2001, Class A shares of the fund returned -24.20%, Class B shares -24.71%, Class C shares -24.69%, Class I shares -23.93%, and Class J shares -24.69%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -22.80% return over the same period for the fund's benchmark, the Russell 1000 Growth Index (the Russell 1000), which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The fund's returns also compare to a -12.21% return for the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -23.32%.

Q.  WHAT HAVE THE PAST 12 MONTHS BEEN LIKE FOR THE FUND?

A. Looking at the market for growth stocks overall, the past year has been very difficult. Most market sectors have suffered double-digit losses, and the losses have been greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications.

    Throughout the year, we think uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that we viewed as long-term winners were severely punished for weakness we perceived as more short term in nature. We saw this as an opportunity to buy these stocks, rather than withdraw into more defensive issues or cash.

    We think our near-term underperformance was in large part a result of our remaining true to our style. We have stayed invested in growth stocks, we have not sought shelter in value stocks, and we have not retreated to a large cash position. Our shareholders expect us to manage a large-cap growth portion of their overall portfolios, and that is how we have remained invested. And while the market penalized us for that discipline over the period, we believe we have positioned the fund to benefit in a recovering market. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

Q.  HOW DID THE EVENTS OF SEPTEMBER 11 AFFECT THE OVERALL MARKET AND THE FUND?

A. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense is that September 11 accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think September 11, by driving the market down sharply, may have caused us to reach a bottom earlier than would otherwise have been the case.

    The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where we think new production will be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, can make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual and some sectors will recover later than others.

Q. LET'S GET MORE SPECIFIC ABOUT AREAS WHERE YOU FOUND OPPORTUNITY AND HOW THE FUND'S POSITIONING CHANGED OVER THE PERIOD. COULD YOU BEGIN WITH TECHNOLOGY, THE LARGEST SECTOR IN THE PORTFOLIO?

A. Although we've kept a sizable piece of the portfolio invested in technology, our allocation to this sector has not been static. We reduced our exposure early in the period as corporate information technology spending ground to a virtual halt, causing inventories to mushroom and prices to plummet. Over the summer of 2001, however, we came to believe the sector was approaching a bottom. Stock valuations in many cases had come down to what we felt were attractive levels, inventories were down, and we saw signs of a slight uptick in demand. We began to selectively increase our technology exposure -- for the first time in nearly two years.

    We don't expect technology spending to rebound to pre-2001 highs, but we do think the case can be made for gradual improvement over the coming 12 to 24 months. We also believe that a recovery won't be uniform across all areas of technology. For this reason, we favor software and semiconductor stocks over networking and telecommunications equipment stocks.

Q.  IN WHAT OTHER AREAS DID YOU SEE OPPORTUNITY?

A. Health care, leisure, and financial services stocks were three other areas where we found opportunity. Health care was a case in which valuations (stock prices in relation to factors such as earnings and cash flow) had risen in late 2000 to levels that we felt were too high, as investors sought alternatives to technology stocks. When health care valuations corrected in the first half of 2001, we seized the opportunity to increase our exposure to several pharmaceutical firms that we felt had promising products in their pipelines.

    Later in the period, we invested in several drug distribution firms that act as middlemen between drug manufacturers and large volume purchasers, such as hospitals and pharmacy chains. We felt the market was underestimating the long-term value of some of these distributors, especially those that had been effective in helping their customers cut costs.

    In the leisure sector, most of our investments were in advertising-sensitive media firms. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. In retrospect, we may have been too early, although we still believe we are invested in the right companies. Our leisure investments did not perform as well as we had hoped over the period. However, we believe that, in a reviving economy, these stocks could benefit as the market recognizes the firms that have been gaining market share during the downturn.

    In the financial services area, we have been invested in several commercial property and casualty insurance firms for some time. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade. Underwriting losses had reduced the capacity to write policies, allowing insurance firms to raise policy prices for the first time in many years.

    Although the events of September 11 at first seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks may, we believe, find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand for insurance coverage could increase in this environment.


/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Note to Shareholders: Effective with this report, the Russell 1000 Growth Index has replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects the portfolio's growth discipline, thus offering investors a more reliable and objective measure of the fund's performance. For comparison, we will also continue to provide returns for the S&P 500, a commonly used measure of the broad stock market.

Also, effective in May 2001, Stephen Pesek became the sole portfolio manager of the fund. Previously, he had co-managed the fund with Thomas D. Barrett.

Finally, on December 19, 2001, based on the recommendation of the Audit Committee of the fund, the Board of Trustees determined not to retain Deloitte & Touche LLP as the fund's independent auditor and voted to appoint Ernst & Young LLP for the fund's fiscal year ended November 30, 2002.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE
   PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST.

   HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                             RATHER THAN CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JANUARY 1, 1935

  CLASS INCEPTION:           CLASS A  JANUARY 1, 1935
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  NOVEMBER 3, 1997
                             CLASS I  JANUARY 2, 1997
                             CLASS J  DECEMBER 18, 2000

  SIZE:                      $14.3 BILLION NET ASSETS AS OF NOVEMBER 30, 2001
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2001)

           Massachusetts
          Investors Growth
            Stock Fund -          Standard & Poor's        Russell 1000
              Class A              500 Stock Index         Growth Index
"11/91"       $ 9,425                $ 10,000                $10,000
"11/93"        12,760                  13,044                 12,118
"11/95"        16,111                  18,054                 17,254
"11/97"        28,522                  29,667                 27,570
"11/99"        48,762                  44,353                 46,641
"11/01"        38,452                  37,293                 31,847
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TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -24.20%   +3.51%  +92.67% +307.98%
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Average Annual Total Return Excluding
  Sales Charge                              -24.20%   +1.16%  +14.01% + 15.10%
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Average Annual Total Return Including
  Sales Charge                              -28.56%   -0.82%  +12.67% + 14.42%
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CLASS B
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -24.71%   +1.52%  +86.09% +283.87%
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Average Annual Total Return Excluding
  Sales Charge                              -24.71%   +0.50%  +13.23% + 14.40%
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Average Annual Total Return Including
  Sales Charge                              -27.44%   -0.27%  +13.00% + 14.40%
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CLASS C
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -24.69%   +1.54%  +87.56% +297.17%
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Average Annual Total Return Excluding
  Sales Charge                              -24.69%   +0.51%  +13.40% + 14.79%
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Average Annual Total Return Including
  Sales Charge                              -25.37%   +0.51%  +13.40% + 14.79%
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CLASS I
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -23.93%   +4.73%  +95.82% +314.64%
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Average Annual Total Return Excluding
  Sales Charge                              -23.93%   +1.55%  +14.39% + 15.28%
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CLASS J
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -24.69%   +2.83%  +91.40% +305.30%
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Average Annual Total Return Excluding
  Sales Charge                              -24.69%   +0.94%  +13.87% + 15.02%
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Average Annual Total Return Including
  Sales Charge                              -27.71%   -0.43%  +12.94% + 14.55%
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COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
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Average large-cap growth fund+              -23.32%   -0.79%  + 7.36% + 11.28%
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Standard & Poor's 500 Stock Index#          -12.21%   +0.55%  +10.07% + 14.07%
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Russell 1000 Growth Index#                  -22.80%   -3.53%  + 7.88% + 12.28%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 4% sales charge. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C and J share performance is higher than it would have been had Class B, C and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT INCLUDE THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                           24.1%
                HEALTH CARE                          17.8%
                FINANCIAL SERVICES                   16.2%
                SPECIAL PRODUCTS & SERVICES           9.1%
                RETAILING                             8.7%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  4.9%                      AMERICAN INTERNATIONAL GROUP, INC.  2.1%
Security systems, packaging, and electronic-       Insurance and financial services holding
equipment conglomerate                             company

VIACOM, INC.  2.9%                                 MINNESOTA MINING & MANUFACTURING CO.  2.1%
Diversified media and entertainment company        Diversified manufacturing firm specializing in
                                                   coatings, adhesives, and abrasives
PFIZER, INC.  2.8%
Pharmaceutical products company                    AMERICAN HOME PRODUCTS CORP.  2.0%
                                                   Pharmaceutical products company
CITIGROUP, INC.  2.3%
Diversified financial services company             TARGET CORP.  2.0%
                                                   General merchandise retailer
LOWE'S COS., INC.  2.2%
Home improvement retailer                          MICROSOFT CORP.  2.0%
                                                   Computer software and systems company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the special meeting of shareholders of Massachusetts Investors Growth Stock Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                     NUMBER OF SHARES
                                             ---------------------------------
                                                                  WITHHOLD
NOMINEE                                            FOR            AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                             619,466,729.767   10,306,809.254
John W. Ballen                                619,512,470.117   10,261,068.904
Lawrence H. Cohn                              619,481,146.841   10,292,392.180
J. David Gibbons                              619,111,340.133   10,662,198.888
William R. Gutow                              619,495,105.927   10,278,433.094
J. Atwood Ives                                619,517,149.410   10,256,389.611
Abby M. O'Neill                               619,234,436.453   10,539,102.568
Lawrence T. Perera                            619,525,993.760   10,247,545.261
William J. Poorvu                             619,451,423.988   10,322,115.033
Arnold D. Scott                               619,518,105.172   10,255,433.849
J. Dale Sherratt                              619,510,342.081   10,263,196.940
Elaine R. Smith                               619,475,953.815   10,297,585.206
Ward Smith                                    619,228,827.574   10,544,711.447

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                             NUMBER OF SHARES
-------------------------------------------------------------
For                                           451,299,343.213
Against                                        26,300,016.892
Abstain                                        14,213,562.916
Broker Non-votes                              137,960,616.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                             NUMBER OF SHARES
-------------------------------------------------------------
For                                           461,283,750.838
Against                                        14,823,961.438
Abstain                                        15,705,210.745
Broker Non-votes                              137,960,616.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                             NUMBER OF SHARES
-------------------------------------------------------------
For                                           605,300,512.756
Against                                        10,741,781.387
Abstain                                        13,731,244.878

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending November 30, 2001.

                                             NUMBER OF SHARES
-------------------------------------------------------------
For                                           613,969,684.659
Against                                         4,973,585.564
Abstain                                        10,830,268.798

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Stocks - 97.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.6%
  Advertising & Broadcasting - 1.0%
    Lamar Advertising Co., "A"*                                      993,510             $    36,809,545
    Omnicom Group, Inc.                                            1,192,200                 102,362,292
                                                                                         ---------------
                                                                                         $   139,171,837
--------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.4%
    Northrop Grumman Corp.                                           551,300             $    51,756,044
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                                2,147,600             $   113,801,324
--------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Harley-Davidson, Inc.                                          2,227,300             $   117,111,434
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.4%
    Bank of America Corp.                                          1,580,900             $    97,035,642
    Capital One Financial Corp.                                    2,188,900                 109,510,667
                                                                                         ---------------
                                                                                         $   206,546,309
--------------------------------------------------------------------------------------------------------
  Biotechnology - 3.2%
    Abbott Laboratories, Inc.                                      4,711,000             $   259,105,000
    Amgen, Inc.*                                                   2,274,700                 151,108,321
    Genentech, Inc.*                                                 834,200                  47,924,790
                                                                                         ---------------
                                                                                         $   458,138,111
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Sun Microsystems, Inc.*                                        7,712,700             $   109,828,848
    Texas Instruments, Inc.                                        4,933,400                 158,115,470
                                                                                         ---------------
                                                                                         $   267,944,318
--------------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Automatic Data Processing, Inc.                                2,714,500             $   150,546,170
    Concord EFS, Inc.*                                             1,787,300                  53,583,254
    First Data Corp.                                               3,502,200                 256,501,128
                                                                                         ---------------
                                                                                         $   460,630,552
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.8%
    Sprint Corp. (PCS Group)*                                      4,517,400             $   112,709,130
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Praxair, Inc.                                                  1,865,900             $    98,743,428
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.3%
    Cisco Systems, Inc.*                                           8,771,000             $   179,279,240
    Dell Computer Corp.*                                           5,172,800                 144,476,304
    Lexmark International, Inc.*                                     200,000                  10,334,000
                                                                                         ---------------
                                                                                         $   334,089,544
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.7%
    Oracle Corp.*                                                 10,590,018             $   148,577,953
    Rational Software Corp.*                                       4,562,700                  86,691,300
                                                                                         ---------------
                                                                                         $   235,269,253
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Intuit, Inc.*                                                  1,709,800             $    75,060,220
    Microsoft Corp.*                                               4,325,600                 277,746,776
                                                                                         ---------------
                                                                                         $   352,806,996
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.8%
    VERITAS Software Corp.*                                        6,779,000             $   263,635,310
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.9%
    Adobe Systems, Inc.                                            1,945,000             $    62,395,600
    Brocade Communications Systems, Inc.*                          1,120,000                  36,736,000
    Cadence Design Systems, Inc.*                                  4,084,000                  97,403,400
    Electronic Data Systems Corp.                                  1,679,300                 116,241,146
    EMC Corp.*                                                       523,455                   8,788,809
    Peoplesoft, Inc.*                                              2,117,800                  73,932,398
    Synopsys, Inc.*                                                  374,100                  20,586,723
                                                                                         ---------------
                                                                                         $   416,084,076
--------------------------------------------------------------------------------------------------------
  Conglomerates - 6.1%
    General Electric Co.                                           5,142,500             $   197,986,250
    Tyco International Ltd.                                       11,500,000                 676,200,000
                                                                                         ---------------
                                                                                         $   874,186,250
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Avon Products, Inc.                                            1,947,900             $    92,992,746
    Gillette Co.                                                   3,984,000                 130,276,800
                                                                                         ---------------
                                                                                         $   223,269,546
--------------------------------------------------------------------------------------------------------
  Electronics - 5.5%
    Analog Devices, Inc.*                                          3,593,610             $   152,728,425
    Flextronics International Ltd.*                                4,160,600                 104,015,000
    Intersil Holding Corp.*                                        1,100,000                  36,751,000
    KLA-Tencor Corp.*                                                281,700                  14,149,791
    Lam Research Corp.*                                              376,500                   8,252,880
    Linear Technology Corp.                                        3,024,300                 124,087,029
    LSI Logic Corp.*                                                 871,600                  14,163,500
    Maxim Integrated Products, Inc.*                                 835,500                  45,793,755
    Micron Technology, Inc.*                                       3,020,200                  82,028,632
    National Semiconductor Corp.*                                  1,729,200                  52,100,796
    Novellus Systems, Inc.*                                          512,100                  19,495,647
    QLogic Corp.*                                                  2,115,100                 104,591,695
    Xilinx, Inc.*                                                    609,400                  22,005,434
                                                                                         ---------------
                                                                                         $   780,163,584
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.0%
    AOL Time Warner, Inc.*                                         5,219,650             $   182,165,785
    Carnival Corp.                                                 2,252,000                  58,799,720
    Clear Channel Communications, Inc.*                            1,523,600                  71,197,828
    Viacom, Inc., "B"*                                             9,078,800                 396,289,620
    Walt Disney Co.                                                  100,000                   2,047,000
                                                                                         ---------------
                                                                                         $   710,499,953
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.0%
    American Express Co.                                           2,906,100             $    95,639,751
    Charles Schwab Corp.                                           2,049,000                  29,423,640
    Citigroup, Inc.                                                6,607,442                 316,496,472
    Freddie Mac                                                    3,944,400                 261,000,948
    Goldman Sachs Group, Inc.                                      2,029,800                 180,449,220
    Household International, Inc.                                    988,000                  58,282,120
    Merrill Lynch & Co., Inc.                                      3,314,500                 166,023,305
    Morgan Stanley Dean Witter & Co.                               3,184,400                 176,734,200
                                                                                         ---------------
                                                                                         $ 1,284,049,656
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Mellon Financial Corp.                                           756,900             $    28,300,491
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                                      1,142,800             $    49,254,680
    PepsiCo, Inc.                                                  2,513,800                 122,246,094
                                                                                         ---------------
                                                                                         $   171,500,774
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.7%
    HCA Inc.                                                       2,581,200             $   100,124,748
--------------------------------------------------------------------------------------------------------
  Insurance - 2.7%
    American International Group, Inc.                             3,501,500             $   288,523,600
    Berkshire Hathaway Inc.*                                             350                  24,500,000
    Marsh & McLennan Cos., Inc.                                      501,400                  53,634,758
    Principal Financial Group, Inc.*                               1,108,760                  25,446,042
                                                                                         ---------------
                                                                                         $   392,104,400
--------------------------------------------------------------------------------------------------------
  Internet - 1.1%
    Ebay, Inc.*                                                    1,027,900             $    69,969,153
    VeriSign, Inc.*                                                2,167,300                  80,970,328
                                                                                         ---------------
                                                                                         $   150,939,481
--------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                                  2,900,900             $   170,137,785
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 9.9%
    Allergan, Inc.                                                   916,900             $    69,216,781
    American Home Products Corp.                                   4,648,700                 279,386,870
    Applera Corp. - Applied Biosystems Group                       3,132,609                 103,689,358
    Baxter International, Inc.                                     1,425,300                  74,115,600
    Boston Scientific Corp.*                                       1,704,000                  45,326,400
    Bristol-Myers Squibb Co.                                         938,400                  50,448,384
    Eli Lilly & Co.                                                1,442,800                 119,276,276
    Forest Laboratories, Inc.*                                       501,300                  35,492,040
    Johnson & Johnson Co.                                          4,128,400                 240,479,300
    Pfizer, Inc.                                                   8,979,867                 388,918,040
                                                                                         ---------------
                                                                                         $ 1,406,349,049
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.5%
    Cardinal Health, Inc.                                          2,104,300             $   143,765,776
    Genzyme Corp.*                                                 1,963,000                 107,219,060
    UnitedHealth Group, Inc.*                                      1,526,300                 109,054,135
                                                                                         ---------------
                                                                                         $   360,038,971
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    BJ Services Co.*                                                 500,000             $    13,930,000
    El Paso Corp.                                                    953,933                  42,450,019
                                                                                         ---------------
                                                                                         $    56,380,019
--------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Devon Energy Corp.                                             1,905,700             $    65,537,023
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Tribune Co.                                                      866,200             $    31,269,820
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                                  1,381,600             $    37,496,624
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    Cendant Corp.*                                                 4,742,100             $    80,805,384
--------------------------------------------------------------------------------------------------------
  Retail - 6.9%
    Abercrombie & Fitch Co.*                                       1,000,000             $    24,000,000
    Costco Wholesale Corp.*                                        3,393,700                 138,734,456
    Home Depot, Inc.                                                 804,600                  37,542,636
    Kohl's Corp.*                                                    948,000                  64,321,800
    Lowe's Cos., Inc.                                              6,781,000                 307,247,110
    Staples, Inc.*                                                 2,326,300                  40,942,880
    Target Corp.                                                   7,402,600                 277,893,604
    Wal-Mart Stores, Inc.                                          1,770,800                  97,659,620
                                                                                         ---------------
                                                                                         $   988,342,106
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.7%
    Illinois Tool Works, Inc.                                      1,692,300             $   103,822,605
    Minnesota Mining & Manufacturing Co.                           2,503,400                 286,839,572
                                                                                         ---------------
                                                                                         $   390,662,177
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.7%
    Safeway, Inc.*                                                 2,330,900             $   103,864,904
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Amdocs Ltd.*                                                     834,700             $    27,603,529
    EchoStar Communications Corp.*                                 2,243,230                  59,378,298
                                                                                         ---------------
                                                                                         $    86,981,827
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                            2,977,183             $   113,132,954
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.5%
    AT&T Wireless Services, Inc.*                                  7,347,200             $   102,640,384
    QUALCOMM, Inc.*                                                4,376,900                 257,011,568
                                                                                         ---------------
                                                                                         $   359,651,952
--------------------------------------------------------------------------------------------------------
  Transportation - 1.0%
    Fedex Corp.*                                                   1,524,100             $    69,895,226
    United Parcel Service, Inc.                                    1,355,900                  76,228,698
                                                                                         ---------------
                                                                                         $   146,123,924
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Calpine Corp.*                                                 2,175,700             $    46,908,092
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $12,787,259,160
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 2.3%
    Ace Ltd. (Insurance)                                           4,720,400             $   179,847,240
    Xl Capital Ltd. (Insurance)                                    1,623,900                 150,990,222
                                                                                         ---------------
                                                                                         $   330,837,462
--------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Celestica Inc. (Business Services)*                            1,042,400             $    44,083,096
--------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                          6,240,900             $   143,603,109
--------------------------------------------------------------------------------------------------------
  France - 1.0%
    Sanofi-Synthelabo S.A. (Medical & Health Products)             1,974,500             $   136,886,546
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    STMicroelectronics N.V. (Electronics)                          2,877,500             $    96,827,875
--------------------------------------------------------------------------------------------------------
  Taiwan - 0.5%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                4,880,402             $    77,744,804
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    Diageo PLC (Food & Beverage Products)*                           617,300             $     6,597,397
    Vodafone Group PLC (Telecommunications)                       80,000,000                 205,200,113
    Vodafone Group PLC, ADR (Telecommunications)                     540,700                  13,701,338
                                                                                         ---------------
                                                                                         $   225,498,848
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 1,055,481,740
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $12,177,484,079)                                          $13,842,740,900
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 12/17/01                          $   20,100             $    20,082,044
    American General Finance Corp., due 12/17/01                      24,000                  23,978,560
    Bank of America Corp., due 12/03/01                               30,359                  30,359,000
    Citigroup, Inc., due 12/14/01                                     44,900                  44,867,572
    Ford Motor Credit Corp., due 12/26/01 - 12/31/01                  89,200                  89,040,041
    General Motors Acceptance Corp., due 12/13/01 - 12/19/01          77,056                  76,970,254
    Salomon Smith Barney Holdings, Inc., due 12/10/01 - 12/12/01      53,500                  53,471,094
    UBS Finance, Inc., due 12/03/01                                   59,964                  59,956,837
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   398,725,402
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/01, due 12/03/01, total
      to be received $52,358,379 (secured by various
      U.S. Treasury and Federal Agency obligations in
      a jointly traded account), at Cost                          $   52,349             $    52,349,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,628,558,481)                                     $14,293,815,302

Other Assets, Less Liabilities - (0.2)%                                                      (28,305,636)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $14,265,509,666
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,628,558,481)      $14,293,815,302
  Investment of cash collateral for securities loaned, at
    identified cost and value                                       564,116,089
  Cash                                                                  100,700
  Foreign currency, at value (identified cost, $83)                          82
  Receivable for investments sold                                   523,255,853
  Receivable for fund shares sold                                    29,997,482
  Dividends and interest receivable                                  10,105,964
  Other assets                                                           35,182
                                                                ---------------
      Total assets                                              $15,421,426,654
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $   500,020,782
  Payable for fund shares reacquired                                 87,943,059
  Collateral for securities loaned, at value                        564,116,089
  Payable to affiliates -
    Management fee                                                      128,751
    Shareholder servicing agent fee                                      39,015
    Distribution and service fee                                        237,157
  Accrued expenses and other liabilities                              3,432,135
                                                                ---------------
      Total liabilities                                         $ 1,155,916,988
                                                                ---------------
Net assets                                                      $14,265,509,666
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $18,242,514,115
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,665,280,003
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (5,642,090,025)
  Accumulated net investment loss                                      (194,427)
                                                                ---------------
      Total                                                     $14,265,509,666
                                                                ===============
Shares of beneficial interest outstanding                        1,152,777,828
                                                                 =============
Class A shares:
  Net asset value per share
    (net assets of $8,336,749,616 / 654,901,081 shares of
    beneficial interest outstanding)                                 $12.73
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $13.51
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $4,280,269,884 / 359,907,034 shares of
    beneficial interest outstanding)                                 $11.89
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,446,087,273 / 122,124,618 shares of
    beneficial interest outstanding)                                 $11.84
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $195,542,178 / 15,262,446 shares of
    beneficial interest outstanding)                                 $12.81
                                                                     ======
Class J shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,860,715 / 582,649 shares of
    beneficial interest outstanding)                                 $11.77
                                                                     ======
  Offering price per share (100 / 96 of net asset value
    per share)                                                       $12.26
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $   100,923,076
    Interest                                                         36,564,559
    Foreign taxes withheld                                           (1,258,760)
                                                                ---------------
      Total investment income                                   $   136,228,875
                                                                ---------------
  Expenses -
    Management fee                                              $    50,728,798
    Trustees' compensation                                              119,774
    Shareholder servicing agent fee                                  15,372,471
    Distribution and service fee (Class A)                           30,580,572
    Distribution and service fee (Class B)                           48,311,700
    Distribution and service fee (Class C)                           16,070,900
    Distribution and service fee (Class J)                               79,086
    Administrative fee                                                  433,586
    Custodian fee                                                     3,544,303
    Printing                                                          1,068,013
    Postage                                                           1,492,218
    Auditing fees                                                        40,739
    Legal fees                                                          147,478
    Miscellaneous                                                    17,403,950
                                                                ---------------
      Total expenses                                            $   185,393,588
    Fees paid indirectly                                             (3,771,801)
                                                                ---------------
      Net expenses                                              $   181,621,787
                                                                ---------------
        Net investment loss                                     $   (45,392,912)
                                                                ---------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $(4,713,367,705)
    Foreign currency transactions                                    (1,593,971)
                                                                ---------------
      Net realized loss on investments and foreign
        currency transactions                                   $(4,714,961,676)
                                                                ---------------
  Change in unrealized appreciation -
    Investments                                                 $   326,720,280
    Translation of assets and liabilities in foreign
      currencies                                                        123,290
                                                                ---------------
        Net unrealized gain on investments and foreign
          currency translation                                  $   326,843,570
                                                                ---------------
          Net realized and unrealized loss on investments and
            foreign currency                                    $(4,388,118,106)
                                                                ---------------
            Decrease in net assets from operations              $(4,433,511,018)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 2001                          2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $   (45,392,912)              $   (68,024,191)
  Net realized gain (loss) on investments and foreign
    currency transactions                                     (4,714,961,676)                  636,712,500
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 326,843,570                  (725,903,173)
                                                             ---------------               ---------------
    Decrease in net assets from operations                   $(4,433,511,018)              $  (157,214,864)
                                                             ---------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $  (740,469,371)              $  (588,811,032)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (442,012,693)                 (311,509,283)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (142,798,692)                  (84,523,845)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (12,660,843)                   (8,203,833)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                     (427)                         --
  From paid-in capital (Class A)                                (124,383,546)                         --
  From paid-in capital (Class B)                                 (74,248,994)                         --
  From paid-in capital (Class C)                                 (23,987,228)                         --
  From paid-in capital (Class I)                                  (2,126,760)                         --
  From paid-in capital (Class J)                                         (72)                         --
                                                             ---------------               ---------------
    Total distributions declared to shareholders             $(1,562,688,626)              $  (993,047,993)
                                                             ---------------               ---------------
Net increase in net assets from fund share
  transactions                                               $ 3,620,879,228               $ 6,320,426,449
                                                             ---------------               ---------------
      Total increase (decrease) in net assets                $(2,375,320,416)              $ 5,170,163,592
Net assets:
  At beginning of period                                      16,640,830,082                11,470,666,490
                                                             ---------------               ---------------
  At end of period (including accumulated net
    investment loss of $194,427 and $171,336,
    respectively)                                            $14,265,509,666               $16,640,830,082
                                                             ===============               ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $18.47           $19.29         $16.06         $14.68         $13.44
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.00)*         $(0.03)        $(0.01)        $ 0.02         $ 0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (4.02)            0.83###        4.63           3.63           4.33
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(4.02)          $ 0.80         $ 4.62         $ 3.65         $ 4.34
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $ --             $ --           $(0.00)*       $(0.01)        $ --
  In excess of net investment income                       --               --            (0.00)*         --             --
  From net realized gain on investments and foreign
    currency transactions                                 (1.47)           (1.62)         (1.39)         (2.26)         (3.10)
  From paid-in capital                                    (0.25)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(1.72)          $(1.62)        $(1.39)        $(2.27)        $(3.10)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $12.73           $18.47         $19.29         $16.06         $14.68
                                                         ======           ======         ======         ======         ======
Total return(+)                                          (24.20)%           4.03%         31.27%         30.24%         42.91%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.94%            0.85%          0.87%          0.79%          0.71%
  Net investment income (loss)                            (0.03)%          (0.15)%        (0.08)%         0.15%          0.05%
Portfolio turnover                                          305%             261%           174%            62%            93%
Net assets at end of period (000,000 Omitted)            $8,337           $9,243         $6,802         $3,283         $1,773

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $17.37           $18.28         $15.37         $14.23         $13.12
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                    $(0.09)          $(0.16)        $(0.12)        $(0.07)        $(0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.77)            0.80###        4.42           3.47           4.21
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(3.86)          $ 0.64         $ 4.30         $ 3.40         $ 4.12
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                $(1.39)          $(1.55)        $(1.39)        $(2.26)        $(3.01)
  From paid-in capital                                    (0.23)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(1.62)          $(1.55)        $(1.39)        $(2.26)        $(3.01)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $11.89           $17.37         $18.28         $15.37         $14.23
                                                         ======           ======         ======         ======         ======
Total return                                             (24.71)%           3.34%         30.47%         29.29%         41.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.59%            1.50%          1.52%          1.48%          1.50%
  Net investment loss                                     (0.68)%          (0.80)%        (0.74)%        (0.54)%        (0.74)%
Portfolio turnover                                          305%             261%           174%            62%            93%
Net assets at end of period (000,000 Omitted)            $4,280           $5,488         $3,608         $1,081            $93

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,                         PERIOD ENDED
                                                ---------------------------------------------------------        NOVEMBER 30,
                                                     2001            2000            1999            1998               1997*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $17.31          $18.23          $15.33          $14.23              $13.98
                                                   ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment loss                              $(0.09)         $(0.16)         $(0.12)         $(0.07)             $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (3.75)           0.79###         4.41            3.46                0.26
                                                   ------          ------          ------          ------              ------
      Total from investment operations             $(3.84)         $ 0.63          $ 4.29          $ 3.39              $ 0.25
                                                   ------          ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                       $ --            $ --            $ --            $(0.03)             $ --
  From net realized gain on investments and
    foreign currency transactions                   (1.40)          (1.55)          (1.39)          (2.26)               --
  From paid-in capital                              (0.23)           --              --              --                  --
                                                   ------          ------          ------          ------              ------
      Total distributions declared to
        shareholders                               $(1.63)         $(1.55)         $(1.39)         $(2.29)             $ --
                                                   ------          ------          ------          ------              ------
Net asset value - end of period                    $11.84          $17.31          $18.23          $15.33              $14.23
                                                   ======          ======          ======          ======              ======
Total return                                       (24.69)%          3.32%          30.49%          29.27%               1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.59%           1.50%           1.52%           1.48%               1.54%+
  Net investment loss                               (0.68)%         (0.80)%         (0.74)%         (0.54)%             (0.91)%+
Portfolio turnover                                    305%            261%            174%             62%                 93%
Net assets at end of period (000 Omitted)      $1,446,087      $1,757,043        $965,054        $223,256                $383

  * For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,                         PERIOD ENDED
                                                ---------------------------------------------------------        NOVEMBER 30,
                                                     2001            2000            1999            1998               1997*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $18.58          $19.38          $16.10          $14.71              $ 9.86
                                                   ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment income                            $ 0.05          $ 0.04          $ 0.05          $ 0.07              $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (4.03)           0.83###         4.67            3.61                4.82
                                                   ------          ------          ------          ------              ------
      Total from investment operations             $(3.98)         $ 0.87          $ 4.72          $ 3.68              $ 4.85
                                                   ------          ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                       $ --            $ --            $(0.03)         $(0.03)             $ --
  In excess of net investment income                 --              --             (0.02)           --                  --
  From net realized gain on investments and
    foreign currency transactions                   (1.53)          (1.67)          (1.39)          (2.26)               --
  From paid-in capital                              (0.26)           --              --              --                  --
                                                   ------          ------          ------          ------              ------
      Total distributions declared to
        shareholders                               $(1.79)         $(1.67)         $(1.44)         $(2.29)             $ --
                                                   ------          ------          ------          ------              ------
Net asset value - end of period                    $12.81          $18.58          $19.38          $16.10              $14.71
                                                   ======          ======          ======          ======              ======
Total return                                       (23.93)%          4.39%          31.90%          30.56%              49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         0.59%           0.50%           0.52%           0.49%               0.49%+
  Net investment income                              0.32%           0.20%           0.28%           0.45%               0.22%+
Portfolio turnover                                    305%            261%            174%             62%                 93%
Net assets at end of period (000 Omitted)        $195,542        $152,515         $95,539         $54,406             $12,482

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                NOVEMBER 30,
                                                                       2001*
-----------------------------------------------------------------------------
                                                                     CLASS J
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $17.37
                                                                      ------
Income from investment operations# -
  Net investment loss                                                 $(0.09)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (3.72)
                                                                      ------
      Total from investment operations                                $(3.81)
                                                                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                      $(1.53)
  From paid-in capital                                                 (0.26)
                                                                      ------
      Total distributions declared to shareholders                    $(1.79)
                                                                      ------
Net asset value - end of period                                       $11.77
                                                                      ======
Total return(+)                                                       (18.10)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.59%+
  Net investment loss                                                  (0.68)%+
Portfolio turnover                                                       305%
Net assets at end of period (000 Omitted)                             $6,861

  * For the period from the inception of Class J shares, December 18, 2000, through November 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total return for Class J shares does not include the applicable sales charge. If the charge had been included, the result would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $544,794,448. These loans were collateralized by cash of $564,116,089 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   564,116,089         $564,116,089

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,324,802 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,446,999 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended November 30, 2001, accumulated net investment loss decreased by $45,369,821, accumulated net realized loss on investments and foreign currency transactions decreased by $695,087,020, and paid-in capital decreased by $740,456,841, due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains, return of capital losses, and the prior year utilization of equalization. In addition, $224,746,600 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At November 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $2,504,691,373 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $31,299 for the year ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,611,131 for the year ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,600,624 for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $118,386 and $31,089 for Class B and Class C shares, respectively, for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Mizuho Investors Securities Co., Ltd. ("Mizuho") and Tokyo Mitsubishi Personal Securities ("TMPS") and their networks of financial intermediaries. Mizuho also serves as the fund's Agent Securities Company in Japan, and in the capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho and TMPS, all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Mizuho and TMPS 0.35% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.40%. A portion of the distribution fee equal to 0.065% per annum of the fund's average daily net assets attributable to Class J shares is paid to Mizuho to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 2001, were 1.00% of average daily net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2001, were $206,590, $9,819,752, and $406,065 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
Investments (non-U.S. government
  securities)                                $47,516,927,113    $44,871,231,790
                                             ---------------    ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $15,672,618,331
                                                               ---------------
Gross unrealized depreciation                                  $(3,155,218,069)
Gross unrealized appreciation                                    1,776,415,040
                                                               ---------------
    Net unrealized depreciation                                $(1,378,803,029)
                                                               ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      YEAR ENDED NOVEMBER 30, 2001              YEAR ENDED NOVEMBER 30, 2000
                          ----------------------------------------    --------------------------------------
                                     SHARES                 AMOUNT             SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                   1,250,766,375       $ 17,653,814,830        914,262,653       $ 19,097,900,207
Shares issued to shareholders
  in reinvestment of
  distributions                  40,745,044            699,531,260         24,115,298            453,858,992
Shares reacquired            (1,137,020,781)       (15,939,439,562)      (790,515,196)       (16,555,597,543)
                             --------------       ----------------       ------------       ----------------
    Net increase                154,490,638       $  2,413,906,528        147,862,755       $  2,996,161,656
                             ==============       ================       ============       ================

Class B shares
                                      YEAR ENDED NOVEMBER 30, 2001              YEAR ENDED NOVEMBER 30, 2000
                          ----------------------------------------    --------------------------------------
                                     SHARES                 AMOUNT             SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                      92,789,874       $  1,295,158,396        143,978,588       $  2,835,142,448
Shares issued to shareholders
  in reinvestment of
  distributions                  27,135,163            437,943,906         14,884,212            265,096,560
Shares reacquired               (75,961,499)          (983,835,645)       (40,277,674)          (792,001,244)
                             --------------       ----------------       ------------       ----------------
    Net increase                 43,963,538       $    749,266,657        118,585,126       $  2,308,237,764
                             ==============       ================       ============       ================

Class C shares
                                      YEAR ENDED NOVEMBER 30, 2001              YEAR ENDED NOVEMBER 30, 2000
                          ----------------------------------------    --------------------------------------
                                     SHARES                 AMOUNT             SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                      59,780,855       $    836,386,674         74,534,859       $  1,464,954,064
Shares issued to shareholders
  in reinvestment of
  distributions                   7,845,420            126,074,808          3,472,045             61,629,568
Shares reacquired               (46,980,698)          (625,462,613)       (29,465,313)          (578,897,045)
                             --------------       ----------------       ------------       ----------------
    Net increase                 20,645,577       $    336,998,869         48,541,591       $    947,686,587
                             ==============       ================       ============       ================

Class I shares
                                      YEAR ENDED NOVEMBER 30, 2001              YEAR ENDED NOVEMBER 30, 2000
                          ----------------------------------------    --------------------------------------
                                     SHARES                 AMOUNT             SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       8,990,486       $    136,593,063          7,067,533       $    149,778,891
Shares issued to shareholders
  in reinvestment of
  distributions                     666,435             11,476,013            358,499              6,764,882
Shares reacquired                (2,601,808)           (37,361,928)        (4,147,405)           (88,203,331)
                             --------------       ----------------       ------------       ----------------
    Net increase                  7,055,113       $    110,707,148          3,278,627       $     68,340,442
                             ==============       ================       ============       ================

Class J shares
                                   PERIOD ENDED NOVEMBER 30, 2001*
                          ----------------------------------------
                                     SHARES                 AMOUNT
------------------------------------------------------------------
Shares sold                       1,193,959       $     18,071,494
Shares issued to shareholders
  in reinvestment of
  distributions                          30                    479
Shares reacquired                  (611,340)            (8,071,947)
                             --------------       ----------------
    Net increase                    582,649       $     10,000,026
                             ==============       ================
* For the period from the inception of Class J shares, December 8, 2000, through November 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $164,017 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year ended November 30, 2001.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 10, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $1,204,279,323 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2001.

   FOR THE YEAR ENDED NOVEMBER 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 6.16%.

   A CORRECTED FORM 1099-DIV FOR THE 2000 TAX YEAR IS BEING MAILED TO ALL SHAREHOLDERS WHO ORIGINALLY RECEIVED THIS FORM IN JANUARY 2001. THE "ORDINARY DIVIDENDS" REPORTED ON THE ORIGINAL FORM 1099-DIV HAVE BEEN REDUCED AND RECLASSIFIED AS "TOTAL CAPITAL GAIN DISTRIBUTIONS" PLUS "NONTAXABLE DISTRIBUTIONS." THESE CHANGES ARE DUE TO AN INCORRECT
   ESTIMATE THAT WAS USED TO CALCULATE THE AMOUNT OF CAPITAL GAIN AVAILABLE
   FOR DISTRIBUTION AT THAT TIME. THE FUND WILL NOT BE CHARGED FOR ANY COST ASSOCIATED WITH REISSUING FORM 1099-DIV.
-------------------------------------------------------------------------------

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                   SECRETARY
Professor of Surgery, Harvard Medical School             Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief              ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                  James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                         CUSTODIAN
William R. Gutow+ - Private Investor and Real            State Street Bank and Trust Company
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     AUDITORS
                                                         Deloitte & Touche LLP
J. Atwood Ives+ - Private Investor
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Kevin R. Parke* - Chief Investment Officer and           kit, call toll free: 1-800-637-2929 any
Executive Vice President, MFS Investment                 business day from 9 a.m. to 5 p.m. Eastern time
Management                                               (or leave a message anytime).

Lawrence T. Perera+ - Partner, Hemenway &                INVESTOR SERVICE
Barnes (attorneys)                                       MFS Service Center, Inc.
                                                         P.O. Box 2281
William J. Poorvu+ - Adjunct Professor, Harvard          Boston, MA 02107-9906
University Graduate School of Business
Administration                                           For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
Jeffrey L. Shames* - Chairman and Chief                  8 p.m. Eastern time.
Executive Officer, MFS Investment Management
                                                         For service to speech- or hearing-impaired
J. Dale Sherratt+ - President, Insight                   individuals, call toll free: 1-800-637-6576 any
Resources, Inc. (acquisition planning                    business day from 9 a.m. to 5 p.m. Eastern
specialists)                                             time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
Elaine R. Smith+ - Independent Consultant                the Deaf.)

Ward Smith+ - Private Investor                           For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
INVESTMENT ADVISER                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
Massachusetts Financial Services Company                 touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK FUND              ------------
                                                                PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                   MFS
500 Boylston Street                                           ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                            MIG-2 1/02 1.1MM 13/213/313/713/813